UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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       ACRE REALTY INVESTORS INC.

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ACRE REALTY INVESTORS INC.

c/o Avenue Capital Group

399 Park Avenue, 6th Floor

New York, New York 10022

October 30, 2015

Dear Fellow Shareholder:

On behalf of the Board of Directors of ACRE Realty Investors Inc., I cordially invite you to attend our annual meeting of shareholders on Thursday, December 10, 2015, at the offices of our outside corporate counsel, Hunton & Williams LLP, located at 200 Park Avenue, 52nd Floor, New York, New York 10166 at 10:00 a.m. (EST).

The attached Notice of Annual Meeting and Proxy Statement describe the matters to be acted upon at the meeting. We encourage you to read these materials carefully. Whether or not you plan to attend the meeting in person, your vote is very important, and we encourage you to vote promptly. We are pleased to offer multiple options for voting your shares. You may vote via the Internet, by mail or in person as described beginning on page 3 of the proxy statement.

We look forward to seeing you at the annual meeting.

Sincerely,

/s/ Edward Gellert
Edward Gellert
Chairman of the Board and Chief Executive Officer

ACRE REALTY INVESTORS INC.

c/o Avenue Capital Group

399 Park Avenue, 6th Floor

New York, New York 10022

October 30, 2015

NOTICE OF 2015 ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the 2015 Annual Meeting of Shareholders (the “Annual Meeting”) of ACRE Realty Investors Inc. will be held on Thursday, December 10, 2015, at the offices of our outside corporate counsel, Hunton & Williams LLP, located at 200 Park Avenue, 52nd Floor, New York, New York 10166 at 10:00 a.m. (EST), for the following purposes:

1. to re-elect the two nominees named in the attached proxy statement to serve as directors on our Board of Directors (our “Board of Directors” or our “Board”), each to serve a three-year term and until his successor is duly elected and qualified;

2. to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2015; and

3. to transact such other business as may properly be brought before the Annual Meeting and at any adjournment or postponement thereof.

The Board has fixed the close of business on October 30, 2015, as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

You may authorize your proxy on the Internet and may vote by written proxy or written ballot at the meeting. We encourage you to sign, date and return the enclosed proxy card promptly in the accompanying envelope, which requires no postage if mailed in the United States, or instruct us on the Internet as to the authorization of your proxy. Instructions for voting are contained on the enclosed proxy card. If for any reason you should decide to revoke your proxy, you may do so at any time prior to its exercise at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting in person, your vote is very important, and we encourage you to vote as promptly as possible. If you vote by proxy, but later decide to attend the Annual Meeting in person, or for any other reason desire to revoke your proxy, you may still do so by following the procedures set forth in the Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Gregory I. Simon
Gregory I. Simon
Executive Vice President, General Counsel and Secretary

New York, New York

October 30, 2015

Important Notice Regarding the Availability of Proxy Materials

For Shareholders Meeting to Be Held on Thursday, December 10, 2015:

The Proxy Statement and Annual Report are available in the

Investor Relations section on our website at

http://www.acrerealtyinvestors.com

ACRE REALTY INVESTORS INC.

c/o Avenue Capital Group

399 Park Avenue, 6th Floor

New York, New York 10022

PROXY STATEMENT

This proxy statement, including the information incorporated by reference herein (collectively, this “Proxy Statement”), provides information about the 2015 Annual Meeting of Shareholders of ACRE Realty Investors Inc. to be held on Thursday, December 10, 2015, at the offices of our outside corporate counsel, Hunton & Williams LLP, located at 200 Park Avenue, 52nd Floor, New York, New York 10166 at 10:00 a.m. (EST), and at any adjournment or postponement of the meeting.

The Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) and this Proxy Statement and form of proxy were first made available to shareholders on the Internet on October 30, 2015 and are being distributed on or about November 12, 2015.

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ACRE Realty Investors Inc. Contact Information and General Information

The board of directors of ACRE Realty Investors Inc., a Georgia corporation, has made these materials available to you on the Internet and has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for its Annual Meeting to be held on Thursday, December 10, 2015, at the offices of our outside corporate counsel, Hunton & Williams LLP, located at 200 Park Avenue, 52nd Floor, New York, New York 10166 at 10:00 a.m. (EST). These materials were first made available to shareholders on the Internet on October 30, 2015. Unless the context requires otherwise, references in this Proxy Statement to “we,” “our,” “us,” “our company” and the “Company” refer to ACRE Realty Investors Inc.

The mailing address of our principal executive office is c/o Avenue Capital Group, 399 Park Avenue, 6th Floor, New York, New York, 10022 and our main telephone number is 212-878-3504. We maintain an Internet website at http://www.acrerealtyinvestors.com/. Information at or connected to our website is not and should not be considered part of this Proxy Statement.

Pursuant to rules adopted by the United States Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the Internet. All shareholders have the ability to access the proxy materials at www.voteproxy.com. Instructions on how to access the proxy materials on the Internet may be found in the Notice of Internet Availability.

No person is authorized to give any information or to make any representation not contained in this Proxy Statement and, if given or made, you should not rely on that information or representation as having been authorized by us. The delivery of this Proxy Statement does not imply that the information herein has remained unchanged since the date of this Proxy Statement.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Where and when is the Annual Meeting?

The Annual Meeting will be held Thursday, December 10, 2015, at the offices of our outside corporate counsel, Hunton & Williams LLP, located at 200 Park Avenue, 52nd Floor, New York, New York 10166 at 10:00 a.m. (EST).

What is the purpose of the Annual Meeting?

At the Annual Meeting, shareholders will vote upon matters described in the Notice of Annual Meeting and this Proxy Statement, including the re-election of two of the directors and the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2015. In addition, once the business of the Annual Meeting is concluded, members of management will respond to questions raised by shareholders, as time permits.

Who can attend the Annual Meeting?

All of our common shareholders of record as of the close of business on October 30, 2015, the record date for the Annual Meeting, or their duly appointed proxies, may attend the Annual Meeting. If you wish to attend the Annual Meeting, please register in advance with Investor Relations by email at ACRE-IR@avenuecapital.com or by phone at 212-878-3504. You should be prepared to present photo identification for admittance. Appointing a proxy in response to this solicitation will not affect a record shareholder’s right to attend the Annual Meeting and to vote in person. Please note that if you hold your common stock in “street name” (that is, through a broker, bank or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of October 30, 2015, to gain admittance to the Annual Meeting.

Who may vote?

You may vote if you were the record owner of shares of our common stock at the close of business on October 30, 2015, the record date for the Annual Meeting. Each share of our common stock owned as of the record date has one vote.

What am I voting on?

Our Board is soliciting your vote for:

(1)	the re-election of two directors (each to serve a three-year term and until his successor is duly elected and qualified);
(2)	the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2015; and
(3)	any other business that properly comes before the Annual Meeting and any adjournment or postponement thereof.

What are the Board’s recommendations?

Our Board recommends you vote:

(1)	“FOR” the election of each nominee named in this Proxy Statement (see Proposal No. 1); and
(2)	“FOR” ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2015 (see Proposal No. 2).

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What is the difference between a shareholder of record and a beneficial owner of our common stock held in street name?

Shareholder of Record. If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you are considered the shareholder of record with respect to those shares, and we sent the Notice of Internet Availability directly to you.

Beneficial Owner of Stock Held in Street Name. If your shares are held in an account at a broker, bank or other nominee, then you are the beneficial owner of those shares in “street name,” and the Notice of Internet Availability was forwarded to you by your broker, bank or other nominee who is considered the shareholder of record with respect to those shares. As a beneficial owner, you have the right to instruct your broker, bank or other nominee on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

How do I vote?

There are three ways to vote:

•	In Person. If you are a shareholder of record, you may vote in person at the Annual Meeting. We will give you a ballot when you arrive. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the broker, bank or other nominee that holds your shares. Please contact your broker, bank or other nominee for instructions regarding obtaining a legal proxy.
•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice of Internet Availability.
•	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

How are proxies voted?

All shares represented by valid proxies received prior to the Annual Meeting will be voted and, where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the shareholder’s instructions.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again on a later date prior to the Annual Meeting via the Internet (in which case only your latest Internet proxy submitted prior to the Annual Meeting will be counted), by signing and returning a new proxy card or vote instruction form with a later date, or by attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering a written notice of revocation to the Company’s Secretary prior to the Annual Meeting.

Will my shares be voted if I do not provide my proxy?

It depends on whether you hold your shares in your own name or in the name of a bank or brokerage firm. If you hold your shares directly in your own name, they will not be voted unless you provide a proxy or vote in person at the Annual Meeting.

Brokerage firms generally have the authority to vote customers’ non-voted shares on certain “routine” matters. If your shares are held in the name of the brokerage firm, the brokerage firm can vote your shares for the ratification of Deloitte & Touche LLP as our registered independent public accounting firm for the year ending December 31, 2015 (Proposal No. 2) if you do not timely provide your voting instructions, because this matter is considered “routine” under the applicable rules. The other item (Proposal No. 1) is not considered “routine” and therefore may not be voted by your broker without instructions.

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What constitutes a quorum for the Annual Meeting?

As of the record date for the Annual Meeting, we expect there to be 20,068,192 shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting. In order to conduct the Annual Meeting, a majority of the shares entitled to vote must be present in person or by proxy. This is referred to as a “quorum.” If you submit a properly executed proxy card or vote on the Internet, you will be considered part of the quorum. Abstentions and broker “non-votes” will be counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” occurs when a bank, broker or other nominee who holds shares for another person has not received voting instructions from the owner of the shares and, under the applicable rules, does not have discretionary authority to vote on a matter. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained. No business may be conducted at the Annual Meeting if a quorum is not present.

What vote is required to approve an item of business at the Annual Meeting?

Election of Directors (Proposal No. 1). Directors are elected by a plurality of the votes cast at the Annual Meeting. “Plurality” means that the nominees receiving the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. For purposes of this vote, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the results of the vote for this proposal, although they will be considered present for the purpose of determining the presence of a quorum.

Ratification of Appointment of Deloitte & Touche LLP (Proposal No. 2). The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this proposal. For purposes of this vote, abstentions will not be counted as votes cast and will have no effect on the result of the vote for this proposal, although they and broker non-votes will be considered present for the purpose of determining the presence of a quorum.

Where can I find the voting results of the Annual Meeting?

The Company intends to announce preliminary voting results at the Annual Meeting and disclose final results in a current report on Form 8-K filed with the SEC within four business days after the Annual Meeting. If final results are not yet known within that four business day period, the Company will disclose preliminary voting results in a Form 8-K and file an amendment to the Form 8-K to disclose the final results within four business days after such final results are known.

How can a shareholder propose business to be brought before next year’s annual meeting?

We must receive any shareholder proposals intended to be presented at our 2016 annual meeting of shareholders on or before July 1, 2016 for a proposal to be eligible to be included in the proxy statement and form of proxy to be distributed by the Board of Directors for that meeting. We must receive any shareholder proposals intended to be presented from the floor at our 2016 annual meeting of shareholders not less than 60 days before the meeting, except that if we give less than 40 days notice or prior public disclosure of the date of the meeting, we must receive the proposal not later than the close of business on the 10th day following the day on which we mail notice of the date of the meeting or publicly disclose the date.

Directions to the Annual Meeting of Shareholders

The Annual Meeting will be held at 10:00 a.m. EST, on December 10, 2015 at the offices of Hunton & Williams LLP, 200 Park Avenue, 52nd Floor, New York, New York 10166. You will need to arrive early enough to check in with the security desk in the building lobby. Arriving at least 30 minutes before the meeting time would be prudent.

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PROPOSAL 1 – RE-ELECTION OF DIRECTORS

Directors and Executive Officers

The following table provides information about our directors and executive officers as of the date of this proxy statement. Each of our directors and executive officers, other than Charles S. Roberts, has held his respective position with the Company described below since the completion of our transaction with A-III Investment Partners LLC (“A-III”) on January 30, 2015. Prior to January 30, 2015, Mr. Roberts served as our President and Chief Executive Officer and as the Chairman of our Board of Directors.

Name	Age	Term as Director Expires	Position
Edward Gellert	49	2017	Chairman of the Board, Chief Executive Officer and President
Robert Gellert	45	—	Executive Vice President, Chief Operating Officer and Treasurer
Gregory I. Simon	48	—	Executive Vice President, General Counsel and Secretary
Mark E. Chertok	59	—	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
Charles S. Roberts	69	2016	Executive Vice President and Director
Bruce D. Frank	61	2016	Director
Robert C. Lieber	61	2017	Director
Robert L. Loverd	73	2016	Director
Robert G. Koen	69	2015	Director
Kyle A. Permut	53	2015	Director

Our articles of incorporation require the Board of Directors to be divided into three classes as nearly equal in number as possible. We have seven directors. The terms of office of Mr. Robert G. Koen and Mr. Kyle A. Permut expire at the Annual Meeting, and these two directors have been nominated for re-election for a new three-year term at this Annual Meeting. The terms of office of Mr. Bruce D. Frank, Mr. Robert L. Loverd and Mr. Charles S. Roberts expire at the annual meeting in 2016. The terms of office of Mr. Edward Gellert and Mr. Lieber expire at the annual meeting in 2017.

Nominees for Re-election as Directors

This section gives information about the nominees for re-election as directors: Mr. Robert G. Koen, who is currently a director, and Mr. Kyle A. Permut, who is currently a director. Our Nominating and Corporate Governance Committee has recommended that Mr. Koen and Mr. Permut be re-elected to the Board for a term expiring at the 2018 annual meeting of shareholders and until a successor shall be elected and shall qualify.

The Board of Directors recommends a vote FOR the nominees.

Biographical Information for Nominees for Director

Robert G. Koen. If elected, Mr. Koen will serve for his three-year term and until his successor is elected and qualified. Mr. Koen has agreed to serve as a director if re-elected.

Mr. Koen is a senior partner and head of the New York Real Estate practice of Mayer Brown, a global law firm, where he has worked for the last four years. Prior to that time, Mr. Koen was a partner at DLA Piper LLP, a global law firm, where he served as co-head of the New York real estate practice from 2005 to 2010. At Mayer Brown, Mr. Koen focuses on commercial real estate, with a concentration in real estate acquisitions, finance, and complex restructurings for both lender and borrower entities. His extensive experience includes the negotiation, structuring and documentation of acquisitions, dispositions, and co-investment transactions; the structuring of real estate joint ventures and partnerships; commercial lending, including conventional loan transactions; construction lending; preferred equity investments; mezzanine financings; REIT-related transactions (including formation merger and acquisition transactions); hotel acquisition and development; commercial project development (including land and negotiation of construction and development agreements); and real estate loan and investment workouts, as well as restructurings. Mr. Koen holds a Bachelor of Arts degree from the University of Wisconsin and a Juris Doctor degree from Georgetown Law School.

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The Nominating and Corporate Governance Committee of our Board has concluded that Mr. Koen should serve as a director because of his extensive legal expertise in advising developers, lenders, borrowers and other participants in the commercial real estate industry. The committee also took into account that Mr. Koen is “independent” under SEC Rule 10A-3 and under Section 803A of the NYSE MKT exchange listing standards and that his financial expertise qualifies him to serve on our Audit Committee.

Kyle A. Permut. If elected, Mr. Permut will serve for his three-year term and until his successor is elected and qualified. Mr. Permut has agreed to serve as a director if re-elected.

Mr. Permut served as a Consultant for Arbor Realty Trust, Inc. from January 2012 to January 2013. From August 2005 until January 2012, he served as a member of the Board of Directors of Arbor Realty Trust, Inc. and as a member of its Compensation Committee. From November 1997 until March 2005, he served as a managing director at Canadian Imperial Bank of Commerce (CIBC), the largest bank in Canada and one of the 10 largest in North America. In this position, he was head of CIBC World Markets Debt Capital Markets Group in the United States. He was a member of the firm’s USA Management Committee, its executive board and the Debt Capital Markets Management Committee. Mr. Permut retired from CIBC in 2005. Mr. Permut holds a Bachelor of Arts degree from Cornell University.

The Nominating and Corporate Governance Committee of our Board has concluded that Mr. Permut should serve as a director because of his high level banking experience with a large commercial bank and his prior service on the board of a public REIT. The committee also took into account that Mr. Permut is “independent” under SEC Rule 10A-3 and under Section 803A of the NYSE MKT exchange listing standards.

Biographical Information for Continuing Directors

Edward Gellert. Mr. Gellert has approximately 25 years of real estate industry experience, including investment and portfolio management, the operation and development of real estate assets, lending, distressed investing and deal sourcing. Since 2004, Mr. Gellert has been responsible for directing the investment activities of the Avenue Real Estate Strategy, first as Portfolio Manager and then as Senior Portfolio Manager. During that time, Avenue has invested in hotel, residential, office, retail and land assets throughout the United States. Prior to joining Avenue Capital Group in 2004, Mr. Gellert founded EDGE Partners LLC, and through its affiliates was a co-managing member of joint venture entities that developed, repositioned and owned over 1.2 million square feet of properties. Before founding EDGE Partners LLC, Mr. Gellert sourced and arranged distressed debt and property acquisitions while associated with Argent Ventures and Amroc Investments. Prior to joining Amroc, Mr. Gellert served as an analyst and asset manager at BRT Realty Trust, a publicly-traded mortgage REIT. Mr. Gellert received a B.S.M. from the AB Freeman School of Business at Tulane University (1988). Mr. Edward Gellert is the brother of Mr. Robert Gellert, who serves as the Company’s Executive Vice President, Chief Operating Officer, and Treasurer. Mr. Edward Gellert currently serves our Chairman of the Board, Chief Executive Officer and President.

The Nominating and Corporate Governance Committee of our Board has concluded that Mr. Gellert should serve as a director because of his extensive experience in the real estate industry in a variety of types of transactions, including real estate investments.

Robert C. Lieber. Mr. Lieber joined Island Capital Group in July 2010 as an Executive Managing Director, and subsequently became an Executive Managing Director and member of the executive management committee of C-III Capital Partners LLC, which was sponsored by Island Capital, in August 2010. Prior to that, Mr. Lieber served under New York City Mayor Michael R. Bloomberg as President of the Economic Development Corp. beginning in January 2007 and Deputy Mayor beginning in January 2008. Mr. Lieber entered the public sector upon retiring from Lehman Brothers after 23 years, serving most recently as a Managing Director in Lehman’s Real Estate Private Equity Fund and before that as the Global Head of Real Estate Investment Banking. He currently serves as Independent Director of Tutor Perini Corporation, a construction company whose shares are listed on the NYSE, and he also serves as a Board member and Secretary of the Board as well as a Trustee for the Urban Land Institute. He also serves on the executive committee and was previously the Chairman of the Zell-Lurie Real Estate Center at the Wharton School, University of Pennsylvania. Mr. Lieber holds a Bachelor of Arts degree from the University of Colorado and a Masters in Business Administration from the Wharton School at the University of Pennsylvania.

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The Nominating and Corporate Governance Committee of our Board has concluded that Mr. Lieber should serve as a director because of his decades of real estate experience, his expertise in real estate finance, his deep relationships in the real estate business and his experience in serving as a director of a public company whose shares are listed on the NYSE.

Charles S. Roberts. Mr. Roberts served as our Chairman of the Board, Chief Executive Officer and President since he founded the company in 1994. On January 30, 2015, upon the closing of our recapitalization transaction with A-III, Mr. Roberts resigned from his positions with the Company and was immediately re-appointed as an Executive Vice President and a director. Mr. Roberts owns, directly or indirectly, all of the outstanding stock of, and is the president and sole director of, Roberts Properties, Inc. (“Roberts Properties”), Roberts Properties Management, LLC and Roberts Properties Construction, Inc., which develop, construct and manage multifamily apartment communities. Mr. Roberts has been a national speaker on the topic of developing upscale multifamily housing and has been recognized as a leader in this industry. On a regional level, Roberts Properties has been awarded 21 prestigious Aurora Awards by the Southeast Builders Conference; including eight times for the best rental apartment community. Roberts Properties has also been awarded the coveted Golden Aurora Award for best overall development in the Southeast. On a national level, Roberts Properties Management, LLC was recognized as the Property Management Company of the Year by the National Association of Home Builders, and Roberts Properties has twice been awarded the prestigious Pillars of the Industry Award from the National Association of Home Builders for the best upscale apartment community.

The Nominating and Corporate Governance Committee of our Board has concluded that Mr. Roberts should serve as a director because of his experience as our former Chief Executive Officer since he founded the Company in 1994, until the closing of the recapitalization transaction with A-III. He is one of our largest shareholders and he has more than 40 years of experience in real estate development, construction and management, particularly with respect to multifamily apartment communities.

Bruce D. Frank. Mr. Frank has more than 35 years of experience providing assurance services to prominent public and private owners, investors and developers, both domestically and globally, on a wide range of real estate holding types, including office and apartment buildings, shopping centers, hotels, resorts, industrial, warehouse and other commercial properties. Mr. Frank served at Ernst & Young LLP from 1997 to 2014 and most recently worked as a Senior Partner within the assurance line of Ernst & Young’s real estate practice. Prior to Ernst & Young, Mr. Frank was at KPMG LLP for 17 years. His extensive experience has included working on initial public offerings and assisting acquirers in consummating acquisition transactions. He serves on the Real Estate Advisory Board of the New York University Schack Institute of Real Estate and is an active member of the National Association of Real Estate Investment Trusts (“NAREIT”). Mr. Frank has served as an independent director of the Board of Directors of VEREIT, Inc. (“VEREIT”) and as a member of VEREIT’s Audit Committee since July 2014 and became the Chairman of VEREIT’s Audit Committee in December 2014. He has also served on VEREIT’s Compensation Committee and the Nominating and Corporate Governance Committee since November 2014. In February 2015, Mr. Frank was elected as a member of the Board of Directors of Landsea Holdings Corp. and was appointed as a member of its Audit Committee, Compensation Committee and Investment Committee. Mr. Frank received a Bachelor of Science degree in Accounting from Bentley College, is a member of the American Institute of Certified Public Accountants and is a Certified Public Accountant in the State of New York.

The Nominating and Corporate Governance Committee of our Board has concluded that Mr. Frank should serve as a director because of his experience as a certified public accountant with a “Big Four” accounting firm with a focus on the real estate business, including advising real estate companies seeking to access the public securities markets. The committee also took into account that Mr. Frank is “independent” under SEC Rule 10A-3 and under Section 803A of the NYSE MKT exchange listing standards, that his financial expertise qualifies him to serve on our Audit Committee, and that he is an “audit committee financial expert.”

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Robert L. Loverd. Mr. Loverd was a managing trustee (independent trustee), Chairman of the Board and chairman of the Board’s Compensation Committee and a member of the Board’s Nominating and Corporate Governance and Audit Committees, of Centerline Holding Company. Mr. Loverd served in these capacities while Centerline was a publicly listed company until Centerline completed a “going private” transaction and de-registered on March 15, 2013. Mr. Loverd is the former Group Chief Financial Officer and a founding partner of MC European Capital (Holdings), a London investment banking and securities firm, which was established in 1995 and substantially sold in 2000. From 1979-1994, Mr. Loverd held various positions in New York and London in the Investment Banking Departments of Credit Suisse and First Boston. Prior to that, Mr. Loverd was a shareholder in the International Investment Banking Department of Kidder, Peabody & Co. Incorporated. Mr. Loverd is a member of the Board of Directors of Harbus Investors, a privately owned investment vehicle. Mr. Loverd is a director nominee for SoulCycle Inc. Mr. Loverd received a Bachelor of Arts degree from Princeton University and a Masters in Business Administration degree from Harvard Business School.

The Nominating and Corporate Governance Committee of our Board has concluded that Mr. Loverd should serve as a director because of his experience as an investment banker and chief financial officer and his prior service on the board of a public real estate company. The committee also took into account that Mr. Loverd is “independent” under SEC Rule 10A-3 and under Section 803A of the NYSE MKT exchange listing standards and that his financial expertise qualifies him to serve on our Audit Committee.

Biographical Information for Executive Officers

Our executive officers are Edward Gellert, Chairman of the Board, Chief Executive Officer and President; Robert Gellert, Executive Vice President, Chief Operating Officer and Treasurer; Gregory I. Simon, Executive Vice President, General Counsel and Secretary; Mark E. Chertok, Chief Financial Officer; and Charles S. Roberts, Executive Vice President. Because Mr. Edward Gellert and Mr. Roberts are directors, we have provided their biographical information above.

Robert Gellert. Mr. Gellert joined Avenue Capital Group in 2004, where he has served as a Portfolio Manager since 2007. Mr. Gellert is responsible for assisting with the direction of the investment activities of the Avenue Real Estate Strategy. Before joining Avenue Capital, Mr. Gellert was at EDGE Partners LLC, as well as The Carlton Group, Ltd. and Argent Ventures, where he directed the marketing, leasing and sales operations of commercial and multifamily real estate, including real estate foreclosed by lenders and loan assets. Mr. Gellert received a B.S. in Economics from the State University of New York at Albany in 1992. Mr. Robert Gellert is the brother of Mr. Edward Gellert, who serves as the Company’s Chief Executive Officer, President and Chairman of the Board.

Gregory I. Simon. Mr. Simon joined Avenue Capital Group in February 2014 as a Senior Vice President of the Avenue Real Estate Strategy. Before joining Avenue, Mr. Simon was a Senior Vice President at Glenmont Capital Management LLC, an institutionally backed manager of closed-end opportunistic real estate funds, where he was responsible for overseeing Glenmont’s asset management and legal activities from May 2007 through February 2014. Prior to that, he was Counsel in the real estate department of Herrick Feinstein LLP and, prior to that, was Counsel in the real estate department of Hogan & Hartson LLP and an associate at a predecessor firm. Mr. Simon received a B.A. from Emory University (1988) and a J.D. from Illinois Institute of Technology Chicago-Kent College of Law (1992).

Mark E. Chertok. Mr. Chertok is a senior managing director of FTI Consulting, Inc. in the Real Estate Solutions practice, where he has directed the Financial Outsourcing group since 2008. Mr. Chertok has over 35 years of experience in the real estate and real estate finance industry. From January 2007 through August 2008, Mr. Chertok was an independent financial consultant. Previously, Mr. Chertok was the executive vice president and chief financial officer at The El-Ad Group Ltd, a fully-integrated real estate company that acquires, redevelops, converts, develops and owns primarily residential properties for sale or rent in urban, high-density markets in the United States and Canada. Prior to El-Ad, Mr. Chertok was chief financial officer of NorthStar Realty Finance Corp. (NYSE: NRF), a mortgage real estate investment trust and NorthStar Capital Investment Corp. At Northstar, Mr. Chertok was instrumental in taking NRF public in 2004. Prior to Northstar, Mr. Chertok was chief financial officer and a principal of Emmes and Company LLC, an opportunistic real estate investment company specializing in acquiring under-performing real estate and ‘hard money’ lending. Mr. Chertok has extensive experience working-out complex defaulted real estate loans. Previously, Mr. Chertok was with two public accounting firms, as a partner at Margolin, Winer & Evens LLP and as a principal at Laventhol & Horwath and was involved in all aspects of client service including accounting, tax and management advisory services, with a specialization in providing services to the real estate industry.

8

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table on the following page describes the beneficial ownership of shares of our common stock as of October 30, 2015 for:

•	each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock;
•	each director and each named executive officer; and
•	our directors and executive officers as a group.

Except as noted in the footnotes, each person named in the following table directly owns our common stock and has sole voting and investment power.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class(1)

5% Shareholders:
A-III Investment Partners LLC (2)	35,211,287	75.2%
Charles S. Roberts(3)(4)	4,282,634	21.3%

Directors and Named Executive Officers:
Edward Gellert(5)	100,000	*
Robert Gellert(5)	40,000	*
Gregory I. Simon(5)	30,000	*
Mark E. Chertok	—	*
Robert C. Lieber	—	*
Bruce D. Frank(6)	20,000	*
Robert L. Loverd(6)	20,000	*
Robert G. Koen(6)	20,000	*
Kyle A. Permut(6)	20,000	*
Charles S. Roberts(3)(4)	4,282,634	21.3%

All directors and executive officers as a group: (9 persons) (3)	39,743,921	64.7%

* Less than 1%

(1)	The total number of shares outstanding used in calculating this percentage is 20,068,192, which is the number of shares deemed outstanding at October 22, 2015, except for calculating the percent of class of A-III Investment Partners LLC. The total number of shares used in calculating that percentage is 46,828,775, which is the sum of (a) 20,068,192, the number of shares deemed outstanding, for the purposes of this calculation as of October 22, 2015, plus (b) 26,760,583, the number of shares issuable upon exercise of warrants owned by A-III Investment Partners LLC as of October 22, 2015. The address for A-III Investment Partners LLC is 399 Park Avenue, 6th Floor, New York, NY 10022.
(2)	Includes 26,760,583 shares issuable upon the exercise of warrants owned by A-III Investment Partners LLC.
(3)	Derived from a Form 4 filed with the SEC on July 7, 2015. The address for Charles S. Roberts is 375 Northridge Road, Suite 330, Atlanta, Georgia 30350.
(4)	Includes 258,705 shares owned by Mr. Roberts’ spouse; Mr. Roberts disclaims beneficial ownership of those shares.
(5)	Consists of restricted stock grants awarded pursuant to the Company’s 2006 Restricted Stock Plan, as amended, subject to forfeiture restrictions that will lapse (“vesting”) in equal one-third installments on each of January 30, 2016 (which is the first anniversary of the grantee’s appointment as an officer of the Company), October 12, 2016 (the first anniversary of the date of grant), and October 12, 2017 (the second anniversary of the date of grant), subject to continued service as an officer of the Company through each vesting date.
(6)	Consists of restricted stock grants awarded pursuant to the Company’s 2006 Restricted Stock Plan, as amended, subject to forfeiture restrictions that will lapse (“vesting”) on January 30, 2016 (which is the first anniversary of the grantee’s appointment as a director of the Company), subject to continued service as a director through such vesting date.

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CORPORATE GOVERNANCE

Introduction

The directors meet to review our operations and discuss our business plans and strategies for the future. Our Board of Directors was reconstituted on January 30, 2015, in connection with our recapitalization transaction with A-III Investment Partners LLC. At that time, four of the five directors who were then serving on our Board resigned, our Board was expanded in size from five to seven, and our current directors were appointed. During 2014, the Board of Directors, as constituted prior to January 30, 2015, met 21 times and each director attended at least 75% of the aggregate of the number of Board meetings and the number of meetings held by the committees of the Board on which he served. Our policy is that all directors attend the annual meeting of shareholders. Because each of our current directors, other than Mr. Roberts, first became a director on January 30, 2015, none of them, other than Mr. Roberts, attended the 2014 annual meeting.

Committees of the Board of Directors

The Board of Directors has established an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee.

Audit Committee. The current members of the Audit Committee are Mr. Frank (Chairman), Mr. Loverd and Mr. Koen. Each of these members has been determined to be “independent” within the meaning of the applicable standards of the NYSE MKT and Rule 10A-3 of the Securities Exchange Act of 1934, as amended. In addition, each of these members meets the financial literacy requirements for audit committee membership under the NYSE MKT’s rules and the rules and regulations of the SEC. Our Board has determined that Mr. Frank is an “audit committee financial expert” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K. No member of the Audit Committee serves on the audit committee of more than three public companies.

The Audit Committee in place during 2014 held seven meetings in 2014. The primary purpose of the Audit Committee is to assist our Board in fulfilling its oversight responsibility relating to: (i) the integrity of the company’s financial statements and financial reporting process, our systems of internal accounting and financial controls and other financial information we provide; (ii) the performance of the internal audit services function; (iii) the annual independent audit of our financial statements, the engagement of the independent auditors and the evaluation of the independent auditors’ qualifications, independence and performance; (iv) our compliance with legal and regulatory requirements, including our disclosure controls and procedures; and (v) the evaluation of risk assessment and risk management policies.

The Audit Committee is responsible for reviewing any transactions that involve potential conflicts of interest, including any potential conflicts involving executive officers, directors and their immediate family members. See “Code of Business Conduct and Ethics.”

Nominating and Corporate Governance Committee. The current members of the Nominating and Corporate Governance Committee are Mr. Koen (Chairman), Mr. Permut and Mr. Loverd. Our Board has determined that each member of the Nominating and Corporate Governance Committee is “independent” within the meaning of the applicable standards of the NYSE MKT.

The Nominating and Corporate Governance Committee in place during 2014 held one meeting during the year. The primary purpose of the Nominating and Corporate Governance Committee is to assist our Board by: (i) identifying individuals qualified to become members of our Board, consistent with any guidelines and criteria approved by our Board; (ii) considering and recommending director nominees for our Board to select in connection with each annual meeting of shareholders; (iii) considering and recommending nominees for election to fill any vacancies on our Board and to address related matters; (iv) developing and recommending to our Board corporate governance guidelines applicable to us; (v) overseeing an annual evaluation of our Board’s and management’s performance; and (vi) providing counsel to our Board with respect to the organization, function and composition of our Board and its committees.

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Compensation Committee. The current members of the Compensation Committee are Mr. Permut (Chairman), Mr. Frank and Mr. Loverd. Our Board has determined that each member of the Compensation Committee is “independent” within the meaning of the applicable standards of the NYSE MKT. Each member of the Compensation Committee qualifies as an “outside director” as such term is defined under Section 162(m) of the Internal Revenue Code and as a “non-employee director” for purposes of Rule 16b-3 of the Exchange Act.

The Compensation Committee in place during 2014 held four meetings during the year. The primary purpose of the Compensation Committee is to assist our Board in discharging its responsibilities relating to the management agreement (the “Management Agreement”) with A-III Manager LLC (our “Manager”) and the compensation of our Manager, directors and executive officers and administration of the our compensation plans, policies and programs. The Compensation Committee has overall responsibility for evaluating and recommending changes to the compensation plans, our policies and programs and approving and recommending to our Board for its approval awards under our equity and compensation plans.

We did not retain a compensation consultant in 2014, although the Compensation Committee has the authority to retain legal, accounting and other advisors as it determines necessary to carry out its functions, without deliberation or approval by the Board or management.

Code of Business Conduct and Ethics

The Board has established a Code of Business Conduct and Ethics that applies to our officers, directors and employees when such individuals are acting for or on our behalf. A current copy of the Code of Business Conduct and Ethics can be found on our website at www.acrerealtyinvestors.com. Any waiver of the Code of Business Conduct and Ethics may be made only by the Nominating and Corporate Governance Committee and will be promptly disclosed to shareholders in accordance with applicable SEC and NYSE MKT rules.

Board Leadership Structure

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board because the Board believes it is in the best interests of the company to make that determination based on the position and direction of the company and the membership of the Board. The Board has determined that having Mr. Edward Gellert, our Chief Executive Officer, serve as Chairman of the Board is in the best interest of our shareholders at this time because of his extensive experience in the real estate industry in a variety of types of transactions, including real estate investments.

Board’s Role in Risk Oversight

The Board provides oversight of our risk management processes. Management identifies and prioritizes material risks, and each prioritized risk is referred to a Board committee or the full Board for oversight. For example, financial risks are referred to the Audit Committee. The Board regularly reviews information regarding our properties, loans, operations, liquidity and capital resources. The Board informally reviews the risks associated with these items at each quarterly Board meeting and at other Board meetings as deemed appropriate.

The Board believes an effective risk management system will (1) timely identify the material risks that we face; (2) communicate necessary information with respect to material risks to our principal executive officer or principal financial officer and officers of our Manager and, as appropriate, to our Board or relevant committee thereof; (3) implement appropriate and responsive risk management strategies consistent with our risk profile; and (4) integrate risk management into management and our Board’s decision-making.

Our Manager has an investment committee that advises and consults with our senior management team with respect to, among other things, our investment policies, acquisitions, financing strategies and investment guidelines. The members of the investment committee include Edward Gellert, Robert Gellert, Gregory Simon, Robert Lieber, Paul Hughson and George Carleton.

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Report of the Audit Committee

Our Audit Committee operates under a written charter adopted by the Board. A copy of the charter of our Audit Committee is included as Appendix A to this proxy statement. Our Audit Committee is responsible for providing oversight of the independent audit process and the independent auditors, reviewing our financial statements and the financial statements of our subsidiaries and discussing them with management and the independent auditors, reviewing and discussing with management and the independent auditors the adequacy and effectiveness of our internal accounting and disclosure controls and procedures, and providing oversight of legal and regulatory compliance and ethics programs. The Audit Committee communicates regularly with our management, including our Chief Financial Officer, and with our auditors. The Audit Committee is also responsible for conducting an appropriate review of and pre-approving all related person transactions in accordance with the NYSE MKT exchange listing standards and evaluating the effectiveness of the Audit Committee charter at least annually.

To comply with the Sarbanes-Oxley Act of 2002, the Audit Committee has adopted a policy that pre-approves specified audit and tax-related services to be provided by our independent auditors. The policy forbids our independent auditors from providing the services enumerated in Section 201(a) of the Sarbanes-Oxley Act.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. The Audit Committee reviews our quarterly and annual reporting on Form 10-Q and Form 10-K prior to filing with the SEC. In its oversight role, the Audit Committee relies on the work and assurances of our management, which has the primary responsibility for our financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of our annual financial statements with generally accepted accounting principles (“GAAP”).

When our audited consolidated balance sheets as of December 31, 2014, and the related consolidated statements of operations, shareholders’ equity and cash flows for the year then ended, were prepared and included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, our independent registered public accounting firm was Cherry Bekaert LLP (“Cherry Bekaert”). The Audit Committee reviewed and discussed the audited financial statements with management and discussed with Cherry Bekaert those matters required to be discussed by Cherry Bekaert with the Audit Committee under the rules adopted by the Public Company Accounting Oversight Board (the “PCAOB”). The Audit Committee received the written disclosures and the letter from Cherry Bekaert required by the applicable requirements of the PCAOB regarding Cherry Bekaert’s communications with the Audit Committee concerning independence, and discussed with representatives of Cherry Bekaert their independence from the company and our management. The Audit Committee reported its findings to our Board of Directors.

Based on the reviews and discussions described above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the SEC. A copy of our Annual Report on Form 10-K is available on our website at www.acrerealtyinvestors.com and through the SEC’s Edgar database at www.sec.gov.

The Audit Committee’s report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate the information contained in the report by reference, and it shall not be deemed filed under such acts.

Bruce D. Frank, Chairman
Robert L. Loverd
Robert G. Koen

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Nominations of Directors

Pursuant to its charter, the responsibilities of the Nominating and Corporate Governance Committee include evaluating and recommending to the full Board of Directors the director nominee or nominees to stand for election at our annual meetings of shareholders. Although the committee is authorized to retain search firms and to compensate them for their services, it has not elected to do so to date.

The Nominating and Corporate Governance Committee examines each director nominee on a case-by-case basis regardless of who recommends the nominee. In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the committee considers the following criteria, among others: the candidate’s availability, insight, practical wisdom, professional and personal ethics and values to ensure they are consistent with the company’s longstanding values and standards; experience at the policy-making level in business, real estate or other areas of endeavor specified by the Board; commitment to enhancing shareholder value; and ability and desire to represent the interests of all shareholders. The committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for any prospective nominee. Although we have no policy regarding diversity, we believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities.

In addition to the qualification criteria above, the Nominating and Corporate Governance Committee also takes into account whether a potential director nominee qualifies as an “audit committee financial expert” as the SEC defines that term, and whether the potential director nominee would qualify as an “independent” director under the listing standards of the NYSE MKT exchange.

The Nominating and Corporate Governance Committee evaluated our Board’s nominees, Mr. Koen and Mr. Permut, in light of the above criteria and recommended to the Board that they be nominated for re-election as directors at the 2015 annual meeting. Our Board approved that recommendation.

The Nominating and Corporate Governance Committee will consider persons recommended by shareholders to become nominees for election as directors, provided that those recommendations are submitted in writing to our Corporate Secretary specifying the nominee’s name and qualifications for Board membership. For a shareholder to nominate a director candidate, the shareholder must comply with the advance notice provisions and other requirements of Section 8 of Article I of our bylaws.

We urge any shareholder who intends to recommend a director candidate to the Nominating and Corporate Governance Committee for consideration to review thoroughly our Nominating and Corporate Governance Committee Charter and Section 8 of Article I of our bylaws. Copies of our Nominating and Corporate Governance Committee Charter and our bylaws are available upon written request to Gregory I. Simon, Executive Vice President, General Counsel and Secretary, ACRE Realty Investors Inc., c/o Avenue Capital Group, 399 Park Avenue, 6th Floor, New York, New York, 10022.

Communications with the Board of Directors

The Board of Directors has established a process for shareholders to send communications to the Board of Directors. Shareholders may communicate with the Board as a group or individually by writing to: The Board of Directors of ACRE Realty Investors Inc., c/o Avenue Capital Group, 399 Park Avenue, 6th Floor, New York, New York 10022. The General Counsel and Secretary may require reasonable evidence that a communication or other submission is made by an ACRE shareholder before transmitting the communication to the Board or a Board member. On a periodic basis, the General Counsel and Secretary will compile and forward all shareholder communications submitted to the Board or the individual directors.

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DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

Compensation of Executive Officers

Executive Compensation Since Completion of the A-III Recapitalization Transaction on January 30, 2015

Concurrent with the closing of our transaction with A-III on January 30, 2015, we became an externally-managed company. As an externally-managed company, we do not pay or provide benefits, nor do we reimburse the cost of any compensation or benefits paid by our Manager or its affiliates, to our executive officers or other employees, other than the costs of the wages, salaries and benefits incurred by the Manager with respect to any dedicated or partially dedicated chief financial officer, chief operating officer, controller, investor relations professional or internal legal counsel if the Manager elects to provide any such employee to our company pursuant to the Management Agreement; provided that (A) if any such dedicated officer or employee devotes less than 100% of his or her working time and efforts to matters related to our company and its business, our company will be required to bear only a pro rata portion of the costs of the wages, salaries and benefits the Manager incurs for such partially dedicated officers and employee based on the percentage of such employee’s working time and efforts spent on matters related to our company, (B) the amount of such wages, salaries and benefits paid or reimbursed with respect to the dedicated or partially dedicated officers and employees will be subject to the approval of the Compensation Committee of our Board and, if required by the Board, of the Board and (C) during the one-year period following the date of the Management Agreement, the aggregate amount of cash compensation paid to dedicated or partially dedicated officers and employees of the Manager and its affiliates by our company, or reimbursed by our company to the Manager in respect thereof, will not exceed $500,000.

At the closing of the transactions with A-III on January 30, 2015, the Company and Mr. Roberts entered into an employment agreement (the “Employment Agreement”) pursuant to which Mr. Roberts was engaged to serve as an Executive Vice President for a term of one year from the date of the agreement, or until the sale of all four of the land parcels then owned by the Company is completed, if earlier. Under the Employment Agreement, Mr. Roberts is responsible for the marketing process for these properties. The Company pays Mr. Roberts an annual salary of $250,000. Under the Employment Agreement, Mr. Roberts is not eligible for a bonus, nor will he receive a severance payment. If the Employment Agreement is terminated before the January 30, 2016 because all four of the Company’s land parcels have been sold, the Company will pay Mr. Roberts’ salary as if he had been employed through January 30, 2016, and he will receive the unpaid amount in a lump sum not later than 30 days after the termination of the Employment Agreement.

Executive Compensation for the 2014 and 2013 Fiscal Years

During the year ended December 31, 2014, our executive officers were Charles S. Roberts, who served as our Chief Executive Officer, President and Chairman of the Board, Charles R. Elliott, who served as our Chief Financial Officer, Secretary and Treasurer until November 10, 2014, and Anthony Shurtz, who became our Chief Financial Officer, Secretary and Treasurer on November 10, 2014. Biographical information for Mr. Roberts, who is currently an employee and director of the Company, appears under Proposal 1 above. Under applicable SEC rules, Mr. Roberts, Mr. Elliott and Mr. Shurtz were our “named executive officers.” None of our executive officers during the 2014 fiscal year had an employment agreement. Mr. Shurtz and Mr. Elliot resigned from their positions with the Company on or prior to the closing of our transaction with A-III.

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Summary Compensation Table for 2014 and 2013

Name and Principal Position	Year	Salary ($)		Bonus ($)		Total ($)

Charles S. Roberts,	2014	225,000	(1)	150,000	(2)	375,000
Former Chief Executive Officer, President and Chairman of the Board	2013	225,000	(1)	150,000	(3)	375,000

Charles R. Elliott,	2014	48,000	(4)	—		48,000
Former Chief Financial Officer, Secretary and Treasurer	2013	18,000	(4)	—		18,000

Anthony Shurtz,	2014	18,846	(5)	—	(5)	18,846
Former Chief Financial Officer, Secretary and Treasurer

(1)	We do not compensate Mr. Roberts for his service as a director. We have never provided him with any employee benefits such as medical and life insurance, retirement plan contributions or deferred compensation. Mr. Roberts also does not receive any auto allowance or reimbursement for mileage.

(2)	In approving Mr. Roberts’ bonus for 2013, the Compensation Committee as constituted prior to the closing of our transaction with A-III took into account Mr. Roberts’ efforts in leading: (a) the sale of 20.6 acres of the Peachtree Parkway property to Lennar Multifamily Investors, LLC, resulting in $7,090,000 of sales proceeds (without the involvement of a broker and thus without the payment of a brokerage commission), the repayment of $7,000,200 in debt and the decrease in our annual operating expenses of $475,000; (b) the sale of an additional 1.5 acres of the Peachtree Parkway property to another unrelated purchaser, resulting in $450,000 of sales proceeds (without the payment of a brokerage commission); (c) the sale of the Northridge Office Building, resulting in $5,280,000 of sales proceeds, the repayment of $2,422,533 in debt and the decrease in our annual operating expenses of $210,000; (d) the acquisition and closing of a new $5,500,000 loan secured by the North Springs property, resulting in $2,553,660 of net proceeds for working capital purposes and the repayment of the $2,000,000 Northridge land loan, leaving the Northridge land, which has a book value of $4,373,789, unencumbered; (e) the renewal and extension of $13.0 million of maturing debt; and (f) the completion of the Company’s exit from the retail and office business through the disposition of the Bassett and Spectrum retail centers in satisfaction of $7,098,411 of debt and the decrease in our annual operating expenses of $165,000. We paid this bonus in 2014 for 2013.

(3)	In approving Mr. Roberts’ bonus for 2012, the Compensation Committee as constituted prior to the closing of our transaction with A-III took into account Mr. Roberts’ efforts in leading (a) the sale of 2.937 acres of the Peachtree Parkway property resulting in $1,200,000 of sales proceeds (without the involvement of a broker and thus without the payment of a brokerage commission), the reimbursement of $515,530 in costs previously incurred to allow the Peachtree Parkway property to be rezoned for a commercial use and the repayment of $1,174,800 in debt; (b) the acquisition and closing of a new $2,000,000 loan secured by the Northridge property; (c) the renewal and extension of $12.9 million of maturing debt; (d) the pursuit of and litigation with a tenant on a defaulted lease obligation resulting in a $135,000 settlement being paid by the defaulting tenant; and (e) the closing of four new leases and the renewal and extension of five leases representing 27,684 square feet at our Bassett and Spectrum retail centers, all but one of which was accomplished without the payment of a brokerage commission. We paid this bonus in 2013 for 2012.

(4)	We previously agreed to pay Mr. Elliott $70 per hour for his service as our Chief Financial Officer, Secretary and Treasurer, but on September 22, 2014, the Compensation Committee of our Board as constituted prior to the closing of our transaction with A-III revised the compensation arrangement of Mr. Elliott, effective January 1, 2014, to pay him $3,000 per month in lieu of the $70 hourly rate at which he was previously compensated. Mr. Elliott received no employee benefits, such as medical and life insurance, retirement plan contributions, or deferred compensation. Prior to the revision to his compensation that became effective as January 1, 2014, we paid him only for the actual number of hours he worked. In addition, Mr. Elliott received our standard director fees of $18,000 during each of 2014 and 2013, which amounts are included in the salary amounts shown in the table.

(5)	Mr. Shurtz became our Chief Financial Officer on November 10, 2014 at an annual salary of $140,000, and this represents the amount paid to Mr. Shurtz from November 10, 2014 through December 31, 2014. We did not provide Mr. Shurtz with any other employee benefits such as medical and life insurance, retirement plan contributions or deferred compensation.

Compensation of Directors

The following table summarizes the compensation we paid to our non-employee directors in 2014. As discussed above, each of these directors resigned from our Board upon the closing of our transaction with A-III. The table includes any person who served as a director during 2014 who was not a named executive officer.

Director Compensation for 2014

Name	Fees Earned or Paid in Cash ($)	Total ($)

John L. Davis	18,000	18,000
Wm. Jarell Jones	30,000	30,000
Weldon R. Humphries	18,000	18,000

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During 2014, we paid our directors other than Mr. Roberts an annual fee of $18,000 for attendance, in person or by telephone, at meetings of the Board and its committees. We paid additional compensation of $1,000 per month to Mr. Jones for serving as the chairman of the Audit Committee and the Nominating and Corporate Governance Committee. In addition, we reimburse our directors for reasonable travel expenses and out-of-pocket expenses incurred in connection with their activities on our behalf. These reimbursements are not reflected in the table above. Our directors during the 2014 fiscal year held no stock options or shares of restricted stock. Weldon Humphries, John L. Davis, Charles Elliot and William Jones each received a $24,000 bonus in connection with his respective resignation at the time of the recapitalization transaction with A-III in January 2015.

On April 6, 2015, the Compensation Committee as constituted following the closing of our transaction with A-III approved new compensation arrangements for the members of the Board and Board committees (the “Director Compensation Plan”). Under the Director Compensation Plan, directors are entitled to receive cash or equity-based compensation, as described below:

1.	All directors shall be reimbursed for their out of pocket expenses for attendance at Board meetings and committee meetings.

2.	Annual fee for independent directors - $40,000

3.	Annual fee for Chair of Audit Committee - $20,000

4.	Annual fee for Chair of Compensation Committee -$7,500

5.	Annual fee for Chair of Nominating and Corporate Governance Committee - $7,500

6.	Independent directors shall receive the following fees per meeting:

a.	Board meetings - $2,000
b.	Committee meetings - $1,000 (unless in conjunction with Board meeting)
c.	Teleconference Board or Committee meetings - $1,000

7.	Equity or equity-linked awards may be issued in lieu of paying these fees in cash.

Equity Compensation Plan Information

The following table provides equity compensation plan information at December 31, 2014. At our annual shareholders meeting on August 21, 2006, our shareholders approved and adopted the 2006 Restricted Stock Plan (the “Plan”). The Plan provides for the grant of stock awards to our employees, directors, consultants and advisors. The maximum number of shares of restricted stock that may be granted to any one individual during the term of the Plan may not exceed 20% of the aggregate number of shares of restricted stock that may be issued under the Plan. Under the Plan as amended on January 27, 2009, we could grant up to 654,000 shares of restricted common stock under the Plan, subject to the anti-dilution provisions of the Plan. Subsequent grants of restricted stock have reduced the number of shares available to be granted under the Plan to the number shown.

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Equity Compensation Plan Information

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuances under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)	(b)	(c)

Equity compensation plans approved by security holders	N/A	N/A	514,962

Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	—	—	514,962

Other than our Plan described above, we have no equity compensation plans under which we could issue stock, restricted stock or restricted stock units, phantom stock, stock options, Stock Appreciation Rights (“SARs”), stock options in tandem with SARs, warrants, convertible securities, performance units and performance shares, or similar instruments.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and persons who beneficially own more than 10% of our outstanding common stock to file with the SEC initial reports of ownership and reports of changes in their ownership of our common stock. Directors, executive officers and greater than 10% shareholders are required by SEC regulations to furnish us with copies of the forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us, during the fiscal year ended December 31, 2014, our directors, executive officers and greater than 10% shareholders complied with all applicable Section 16(a) filing requirements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

General

The Company conducts its business through ACRE Realty LP, which we refer to as the operating partnership. The Company owns a 95.57% interest in the operating partnership as of October 30, 2015 and is its sole general partner.

Transactions with A-III Investment Partners LLC

Governance and Voting Agreement

In connection with our recapitalization transaction with A-III on January 30, 2015, the Company, A-III and Mr. Roberts entered into a Governance and Voting Agreement that provided for the composition of the new Board immediately following the closing of the transactions contemplated by the Stock Purchase Agreement, dated November 19, 2014 (the “Stock Purchase Agreement”) and certain other related matters. Under the terms of the Governance and Voting Agreement, the new Board is composed of a total of seven directors, including two directors designated by A-III, four new independent directors designated by A-III satisfying the independence requirements of the applicable listing standards and SEC rules, and Mr. Roberts, who will serve on the new Board until the first anniversary of the closing of the transaction with A-III. A-III will maintain its rights to designate two directors and to nominate four independent directors only if A-III and its members, and their respective affiliates, collectively maintain continuous beneficial ownership of an aggregate of at least 100% of the shares of common stock initially acquired at the closing of the recapitalization transaction. One of the two A-III designees is Chairman of the Board.

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Under the terms of the Governance and Voting Agreement, the Company and A-III agreed to nominate Mr. Roberts for re-election to the Board at any meeting of the shareholders of the Company held after the closing of the recapitalization transaction and before the first anniversary of the closing date to consider a vote on the election of directors of the class in which Mr. Roberts serves (or, to the extent the Company has de-classified the Board, which the parties acknowledge is the Company’s intent, to consider a vote on the election of all directors), and not to take any action that is designed to interfere with his election or re-election to the Board during such one-year period. Mr. Roberts agreed to resign from the Board immediately upon the first to occur of the following two events: (a) if he fails to continuously maintain beneficial ownership of at least 1,100,000 shares of common stock (subject to adjustment for stock splits, stock dividends and other similar adjustments to the shares of common stock) and (b) the first anniversary of the closing date of the recapitalization transaction.

From and after the closing of the recapitalization transaction, A-III and Mr. Roberts agreed to vote in favor of the election or re-election, as the case may be, of the directors designated by the parties under the Governance and Voting Agreement. A-III’s voting obligations with respect to the election of Mr. Roberts as a director will only apply while Mr. Roberts has the right to be nominated for election as a director, and Mr. Roberts’ obligations with respect to the election of the two A-III designees and the four independent directors will terminate upon the first to occur of the termination of Mr. Roberts’ right to be nominated for election as a director and Mr. Roberts’ resignation from the Board.

Management Agreement

In connection with our recapitalization transaction with A-III on January 30, 2015, our company, our operating partnership, and the Manager entered into a Management Agreement, among other things, to provide for the day-to-day management of our company by the Manager, including investment activities and operations of our company and its properties. The Management Agreement requires the Manager to manage and administer the business activities and day-to-day operations of our company and all of its subsidiaries in conformity with our company’s investment guidelines and other policies that are approved and monitored by our Board. These investment guidelines and other policies may be modified and supplemented from time to time pursuant to approval by a majority of the entire Board (which must include a majority of the independent directors) and the Manager’s investment committee.

The Manager maintains an administrative services agreement with A-III, pursuant to which A-III and its affiliates, including Avenue Capital Group and C-III Capital Partners, provide a management team along with appropriate support personnel for the Manager to deliver the management services to us. Under the terms of the Management Agreement, among other things, the Manager will refrain from any action that, in its reasonable judgment made in good faith, is not in compliance with the investment guidelines and would, when applicable, adversely affect the qualification of our company as a REIT. The Management Agreement has an initial five-year term and will be automatically renewed for additional one-year terms thereafter unless terminated either by us or the Manager in accordance with its terms.

For the services to be provided by the Manager, our company is required to pay the Manager the following fees:

•	a base management fee equal to one-fourth of 1.50% of our company’s “Equity” (as defined below), calculated and payable quarterly in arrears in cash;
•	a property management fee equal to 4.0% of the gross rental receipts received each month at our company’s and its subsidiaries’ properties, calculated and payable monthly in arrears in cash;
•	an acquisition fee equal to 1.0% of the gross purchase price paid for any property or other investment acquired by our company or any of its subsidiaries, subject to certain conditions and limitations and payable in arrears in cash with respect to all such acquisitions occurring after the date of the Management Agreement;

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•	a disposition fee equal to the lesser of (a) 50% of a market brokerage commission for such disposition and (b) 1.0% of the sale price with respect to any sale or other disposition by our company or any of its subsidiaries of any property or other investment, subject to certain conditions and limitations and payable in arrears in cash with respect to all such dispositions occurring after the date of the agreement with certain exceptions (this disposition fee will not apply to the sale of any of the legacy land parcels that our company owned as of the closing of our transaction with A-III, one of which has been sold and two of which are under contract for sale as of the date of this proxy statement); and
•	an incentive fee (as described below) based on our company’s “Adjusted Net Income” (as defined below) for the trailing four quarter period in excess of the “Hurdle Amount” (as defined below), calculated and payable in arrears in cash on a rolling quarterly basis.

For purposes of calculating the base management fee, “Equity” means (a) the sum of (1) the net proceeds from all issuances of our company’s common stock and OP Units (without double counting) and other equity securities on and after the closing, which will include the common stock issued to A-III in the recapitalization transaction (allocated on a pro rata basis for such issuances during the fiscal quarter of any such issuance) and any issuances of common stock or OP Units in exchange for property investments and other investments by our company, plus (2) the product of (x) the sum of (i) the number of shares of common stock issued and outstanding immediately before the closing and (ii) the number of shares of common stock for which the number of OP Units issued and outstanding immediately before the date of the closing (excluding any OP Units held by our company) may be redeemed in accordance with the terms of the agreement of limited partnership of our operating partnership and (y) the purchase price per share paid by A-III for the shares of common stock we issued to A-III in the recapitalization transaction, as the purchase price per share may be subsequently adjusted as described above, plus (3) the retained earnings of our company and the operating partnership (without double counting) calculated in accordance with GAAP at the end of the most recently completed fiscal quarter (without taking into account any non-cash equity compensation expense incurred in current or prior periods), minus (b) any amount in cash that our company or the operating partnership has paid to repurchase common stock, OP Units, or other equity securities of our company as of the closing date of the recapitalization transaction. Equity excludes (1) any unrealized gains, losses or non-cash equity compensation expenses that have impacted shareholders’ equity as reported in our financial statements prepared in accordance with GAAP, regardless of whether such items are included in other comprehensive income or loss, or in net income, (2) one-time events pursuant to changes in GAAP, and certain non-cash items not otherwise described above in each case, after discussions between the Manager and our company’s independent directors and approval by a majority of the independent directors and (3) our company’s accumulated deficit as of the closing date of the recapitalization transaction.

For purposes of the Management Agreement, “Incentive Fee” means an incentive fee, calculated and payable after each fiscal quarter, in an amount (greater than zero) equal to (i) the product of (A) 20% and (B) the excess, if any, of (1) our company’s Adjusted Net Income (described below) for such fiscal quarter and the immediately preceding three fiscal quarters over (2) the Hurdle Amount (described below) for such four fiscal quarters, less (ii) the sum of the Incentive Fees already paid or payable for each of the three fiscal quarters preceding that fiscal quarter. Any adjustment to the Incentive Fee calculation proposed by the Manager will be subject to the approval of a majority of our independent directors.

For purposes of calculating the Incentive Fee, “Adjusted Net Income” for the preceding four fiscal quarters means the net income calculated in accordance with GAAP after all base management fees but before any acquisition expenses, expensed costs related to equity issuances, incentive fees, depreciation and amortization and any non-cash equity compensation expenses for such period. Adjusted Net Income will be adjusted to exclude one-time events pursuant to changes in GAAP, as well as other non-cash charges after discussion between the Manager and our independent directors and approval by a majority of the independent directors in the case of non-cash charges. Adjusted Net Income includes net realized gains and losses, including realized gains and losses resulting from dispositions of properties and other investments during the applicable measurement period.

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For purposes of calculating the Incentive Fee, the “Hurdle Amount” is, with respect to any four fiscal quarter period, the product of (i) 7% and (ii) the weighted average gross proceeds per share of all issuances of common stock and OP Units (excluding issuances of common stock and OP Units, or their equivalents, as equity incentive awards), with each such issuance weighted by both the number of shares of common stock and OP Units issued in such issuance and the number of days that such issued shares of common stock and OP Units were outstanding during such four fiscal quarter period.

The first Incentive Fee calculation will not occur until after completion of the 2015 fiscal year. The Incentive Fee will be prorated for partial quarterly periods based on the number of days in such partial period compared to a 90-day quarter.

The Manager is also entitled to receive a termination fee from our company under certain circumstances equal to four times the sum of (x) the average annual base management fee, (y) the average annual incentive fee, and (y) the average annual acquisition fees and disposition fees, in each case earned by the Manager in the most recently completed eight calendar quarters immediately preceding the termination.

Additionally, our company will be responsible for paying all of its own operating expenses and the Manager will be responsible for paying its own expenses, except that we will be required to pay or reimburse certain expenses incurred by the Manager and its affiliates in connection with the performance of the Manager’s obligations under the Management Agreement, including:

•	reasonable out of pocket expenses incurred by personnel of the Manager for travel on our company’s behalf;
•	the portion of any costs and expenses incurred by the Manager or its affiliates with respect to market information systems and publications, research publications and materials that are allocable to our company in accordance with the expense allocation policies of the Manager or such affiliates;
•	all insurance costs incurred with respect to insurance policies obtained in connection with the operation of our business, including errors and omissions insurance covering activities of the Manager and its affiliates and any of their employees relating to the performance of the Manager’s duties and obligations under the Management Agreement or of its affiliates under the administrative services agreement between the Manager and A-III, other than insurance premiums incurred by the Manager for employer liability insurance;
•	expenses relating to any office or office facilities, including disaster backup recovery sites and facilities, maintained expressly for our company and separate from offices of the Manager;
•	the costs of the wages, salaries, and benefits incurred by the Manager with respect to certain dedicated officers and employees that the Manager elects to provide to our company pursuant to the Management Agreement; provided that (A) if any such dedicated employee devotes less than 100% of his or her working time and efforts to matters related to our company and its business, our company will be required to bear only a pro rata portion of the costs of the wages, salaries and benefits the Manager incurs for such dedicated officers and employees based on the percentage of such employee’s working time and efforts spent on matters related to our company, (B) the amount of such wages, salaries and benefits paid or reimbursed with respect to the dedicated officers and employees shall be subject to the approval of the Compensation Committee of our Board and, if required by the Board, of the Board and (C) during the one-year period following the date of the Management Agreement, the aggregate amount of cash compensation paid to dedicated officers and employees of the Manager and its affiliates by our company, or reimbursed by our company to the Manager in respect thereof, will not exceed $500,000; and
•	any equity-based compensation that our company, upon the approval of the Board or the Compensation Committee of the Board, elects to pay to any director, officer or employee of our company or the Manager or any of the Manager’s affiliates who provides services to our company or any of its subsidiaries.

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Other than as expressly provided above, our company will not be required to pay any portion of the rent, telephone, utilities, office furniture, equipment, machinery and other office, internal and overhead expenses of the Manager and its affiliates. In particular, the Manager is not entitled to be reimbursed for wages, salaries and benefits of its officers and employees, other than as described above.

Subject to any required Board approval, the Manager may retain, for and on behalf, and at the sole cost and expense, of our company, such services of non-affiliate third party accountants, legal counsel, appraisers, insurers, brokers, transfer agents, registrars, developers, contractors, investment banks, financial advisors, banks and other lenders and others as the Manager deems necessary or advisable in connection with the management and operations of our company. In lieu of retaining non-affiliate outside service providers as described in the preceding sentence, the Manager may retain, on behalf of and at the cost and expense of our company, affiliates of the Manager, or to direct officers or employees of the Manager or its affiliates, to provide any services that the Manager deems necessary or advisable in connection with the management and operations of our company and its properties and other investments, provided that the amounts paid by our company for such services do not exceed the fees and expenses that a commercially reasonable third party service provider would have charged for such services. If the Manager proposes to retain any affiliate of the Manager, or to direct officers or employees of the Manager or its affiliates, to provide any services that the Manager deems necessary or advisable in connection with the management and operations of our company and its properties and other investments pursuant to the preceding sentence, then such arrangement will be subject to the prior approval of a majority of our independent directors.

Registration Rights Agreement

The Company and A-III are parties to a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company agreed, among other things, to file on or before the date that is 180 days after the closing date of the transaction with A-III (or July 30, 2015) a shelf registration statement on Form S-11 or such other form then available to the Company. The registration statement will cover the resale from time to time of shares issued or to be issued to A-III under the Stock Purchase Agreement and the Warrant Agreement. On September 3, 2015, the Company’s Board of Directors unanimously approved a deferral of the deadline for the Company to file the shelf registration statement to register for resale A-III’s shares of Company common stock until up to May 31, 2016, as previously reported in the Form 8-K filed with the SEC on September 3, 2015. This deferral will allow for the use by the Company of Form S-3, which will be less costly for the Company than Form S-11. Other than the foregoing deferral of the registration deadline to May 31, 2016, all terms and conditions of the Registration Rights Agreement remain in full force and effect.

Tax Protection Agreement

In July 2013, the operating partnership privately offered to investors who held both OP Units and shares of common stock the opportunity to contribute shares to the operating partnership in exchange for OP Units (provided that the investors were “accredited investors” as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended). This offering remains open to such investors. The Company, the operating partnership, A-III, and the Manager are parties to a Tax Protection Agreement that provides that the parties will take the actions necessary to cause the operating partnership to continue the offering to such investors and to retain the shares it has previously acquired in the offering and any shares it acquires in the future in the offering.

Warrant Agreement

The Company and A-III are parties to a Warrant Agreement, pursuant to which the Company issued to A-III warrants to purchase 26,760,563 shares of the Company’s common stock at an exercise price of $1.42 per share ($38,000,000 in aggregate), subject to potential post-closing adjustment upon completion of the sale of the Company’s three remaining land parcels, which could result in the issuance of additional shares of common stock to A-III and an increase in the number of shares of common stock issuable upon exercise of the warrants (subject to further adjustment for stock splits, stock dividends, and other similar stock adjustments during the exercise term of such warrants).

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Transactions with the Roberts Companies and Their Affiliates

Mr. Charles S. Roberts, our former Chief Executive Officer, owns all of the outstanding shares of each of the Roberts Companies. As explained below, we have entered into transactions with the Roberts Companies and paid them to perform services for us during the last two fiscal years. In connection with the transaction with A-III, all agreements and arrangements between the Company and the Roberts Companies have been terminated, except for the Reimbursement Arrangement for Consulting Services, as outlined below.

Overview. We have paid fees to the Roberts Companies for various services. We reimburse the Roberts Companies for the costs of certain services and personnel the Roberts Companies provide to us, and we have retained the Roberts Companies for development services and construction services for some of our land parcels in the past. For a period of 180 days after the closing of the recapitalization transaction with A-III, the Company had the right to request the reasonable assistance of employees of Roberts Properties, Inc. with respect to transition issues and questions relating to the Company’s properties and operations. This 180 day period terminated July 30, 2015. Under Mr. Robert’s Employment Agreement, Mr. Roberts has agreed to supervise the disposition of the legacy properties. Affiliates of Mr. Roberts may provide services to us in connection with the sale of such properties. The fees and costs we pay for such services will be considered selling costs for purposes of the true-up arrangement under the Stock Purchase Agreement.

Sale Contract on Bradley Park Land Parcel. On January 26, 2015, we entered into a contract to sell our Bradley Park land parcel for $4,178,000 to Bradley Park Apartments, LLC, which is an affiliate of Mr. Charles Roberts, our former President, CEO and Chairman of the Board. Under the terms of the sale contract, Bradley Park Apartments, LLC paid a $10,000 earnest money deposit and had 60 days to inspect the property and elect to proceed with the purchase, at which time Bradley Park Apartments, LLC must pay an additional $15,000 earnest money deposit. On March 25, 2015, Bradley Park Apartments, LLC elected to proceed with the purchase and deposited an additional $15,000 of earnest money with the title company.

On July 27, 2015, effective as of July 24, 2015, we amended the previously announced sale contract with Bradley Park Apartments, LLC, to extend the closing date to September 28, 2015, which extension was conditioned upon satisfaction of the contingencies specified in the amendment to the sale contract, including deposit in escrow of an additional $50,000 of earnest money. With said contingencies having been satisfied, Bradley Park Apartments, LLC exercised its right pursuant to the July 27, 2015 amendment to further extend the closing date to November 12, 2015 by depositing in escrow an additional $25,000. The Bradley Park land parcel is one of the four legacy properties that was acquired prior to the recapitalization transaction with A-III Investment Partners LLC. Our Audit Committee, as constituted prior to the A-III transaction, approved the transaction in accordance with the committee’s charter and in compliance with applicable listing rules of the NYSE MKT stock exchange. Our Board as constituted prior to the A-III transaction also approved the transaction in accordance with our Code of Business Conduct and Ethics.

Sublease of Office Space. On February 19, 2014, we entered into a sublease for 1,817 square feet of office space with Roberts Capital Partners, LLC. The sublease had a commencement date of April 7, 2014. Roberts Capital Partners, LLC is owned by Mr. Charles S. Roberts, our former Chairman of the Board, Chief Executive Officer and President. The rental rates and lease term were the same rental rates and lease term that Roberts Capital Partners, LLC had with KBS SOR Northridge LLC, the unrelated third party owner of the building. Roberts Capital Partners, LLC is liable to the building owner for the full three-year term of its lease; however, we negotiated a 90-day right to terminate our sublease as described below. The sublease had a three-year term, with a one-year option, which provides for rental rates of $16.50 per square foot in Year 1, $17.25 per square foot in Year 2, $18.00 per square foot in Year 3, and $18.75 per square foot for the Year 4 option. We have the right to terminate the sublease upon 90 days’ notice by paying (a) a minimum of 12 months of rent under the sublease, plus (b) an early termination amount, which will be the lesser of (x) the next 12 months of rent due under the sublease or (y) the remaining amounts due under the term of the sublease, as calculated on the early termination date. The minimum total lease payments to Roberts Capital Partners, LLC will be $61,324 and the maximum total lease payments, assuming the full three-year term and the exercise of the Year 4 option, would be $128,099. We paid a security deposit of $20,577 upon the execution of the lease and have paid $21,986 in rent during the twelve months ended December 31, 2014.

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Restrictive Covenant on North Springs Property. Our 10-acre North Springs property in Fulton County is zoned for 356 multifamily apartment units, 210,000 square feet of office space and 56,000 square feet of retail space. In acquiring the North Springs property in January 2005, we assumed and became bound by a pre-existing restrictive covenant on the property that was already recorded in the Fulton County, Georgia real estate records in favor of Roberts Properties and Roberts Construction. We previously paid the development fees to Roberts Properties for the services they provided in full satisfaction of that part of the covenant. The restrictive covenant expired and was terminated in January 2015.

Development Fees. Roberts Properties provides various development services that include market studies; business plans; assistance with permitting, land use and zoning issues, easements, and utility issues, as well as exterior design, finish selection, and interior design. We entered into a design and development agreement with Roberts Properties for the Highway 20 project and made payments to Roberts Properties of $35,000 in 2013 and $105,000 in 2014. In connection with our recapitalization with A-III, this design and development agreement has been terminated.

Construction Contracts. We entered into cost plus contracts with Roberts Construction for the Bradley Park, Northridge, Peachtree Parkway, North Springs, and Highway 20 properties. Under these contracts, we paid Roberts Construction the cost of constructing the project plus 5% for overhead and 5% for profit. We paid progress payments monthly to Roberts Construction based on the work that was completed. The following table lists the amounts incurred on these contracts during 2013 and 2014. In connection with our recapitalization with A-III, these contracts have been terminated.

	Amounts Incurred for Labor and Materials Costs		Amounts Incurred for 5% Profit and 5% Overhead
	For Twelve Months Ended December 31,		For Twelve Months Ended December 31,
	2014	2013	2014	2013

Bradley Park	$—	$—	$—	$—
Northridge	—	999	—	100
Peachtree Pkwy	—	—	—	—
North Springs	—	—	—	—
Highway 20	—	—	—	—

Totals	$—	$999	$—	$100

Other Payments to Roberts Construction. At our request, Roberts Construction performed repairs and maintenance and made tenant improvements for new leases at our retail centers and office building. Roberts Construction also performed maintenance on the land parcels. Roberts Construction received cost reimbursements of $279,326 in 2013 and $287,821 in 2014.

Reimbursements to Roberts Properties for Consulting Services. We entered into a reimbursement arrangement for services provided by Roberts Properties, effective February 4, 2008, as amended January 1, 2014. Under the terms of the arrangement, we reimburse Roberts Properties the cost of providing consulting services in an amount equal to an agreed-upon hourly billing rate for each employee multiplied by the number of hours that the employee provided services to us. As amended, the arrangement provides that the appropriate billing rate shall be calculated by multiplying an hourly cost for an employee (which is defined as the employee’s salary, plus benefits paid by the Roberts Companies, divided by 2,080 annual hours) by a factor of 2.25 for all employees (increased from a factor of 1.7), including Roberts Properties’ Chief Financial Officer (increased from a factor of 1.8). The reimbursement arrangement allows us to obtain services from experienced and knowledgeable personnel without having to bear the cost of employing them on a full-time basis. Under this arrangement, we incurred $261,014 in 2013 and $459,555 in 2014.

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Other Reimbursements to Roberts Properties. We reimbursed Roberts Properties $10,331 in 2013 and $36,393 in 2014 for our operating costs and other expenses.

Agreements with FTI Consulting, Inc.

On January 30, 2015, our Manager entered into two engagement agreements with FTI Consulting, Inc. (“FTI”), which is the employer of Mark E. Chertok, our Chief Financial Officer.

Under the first agreement, our Manager engaged FTI, on our behalf, to provide Mark E. Chertok to serve as our Chief Financial Officer reporting to the Board of Directors or a committee of the Board. Accordingly, Mr. Chertok reports to the Audit Committee of the Board of Directors. Under this agreement, we pay FTI a monthly fee for Mr. Chertok’s services for up to 15 hours per month, plus an hourly fee for any additional services he provides above and beyond the 15 hours. The Company also reimburses FTI for the reasonable allocated and direct expenses incurred by FTI in the performance of its services.

Under the second agreement with FTI, our Manager engaged FTI, on our behalf, to provide various accounting and financial reporting services in conjunction with the services that Mr. Chertok provides as the Company’s Chief Financial Officer. The Company pays FTI monthly fees based on the hourly rates of the FTI employees who perform the services.

PROPOSAL 2 – Ratification of Appointment of Independent
Registered Public Accounting Firm

Changes in Our Independent Registered Public Accounting Firm

On March 28, 2014, the Audit Committee of the Board of Directors of the Company, as constituted prior to the A-III transaction, approved the engagement of Cherry Bekaert LLP (“Cherry Bekaert”) as the Company’s independent registered public accounting firm for the purposes of auditing the Company’s financial statements, effective as of April 3, 2014, and dismissed CohnReznick from that role.

The audit reports of CohnReznick on the consolidated financial statements of the Company as of and for the years ended December 31, 2013 and 2012 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two fiscal years ended December 31, 2013 and 2012 and from January 1, 2014 through March 28, 2014, (i) there were no disagreements with CohnReznick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures that, if not resolved to CohnReznick’s satisfaction, would have caused CohnReznick to make reference in connection to their opinion to the subject matter of the disagreement and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided CohnReznick with a copy of the disclosures made in a Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the SEC and requested that CohnReznick furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company therein and, if not, stating the respects in which it does not agree. The letter from CohnReznick to the Securities and Exchange Commission dated as of April 3, 2014, is attached as Exhibit 16.1 to the Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

During the two fiscal years ended December 31, 2013 and 2012 and from January 1, 2014 through March 28, 2014, neither the Company nor (to the Company’s knowledge) anyone acting on behalf of the Company consulted with Cherry Bekaert regarding either (i) the application of accounting principles to a specified transaction (either completed or proposed), (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject matter of a “disagreement,” as described in Item 304(a)(1) of Regulation S-K, or a “reportable event.”

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Engagement of Deloitte & Touche LLP and Dismissal of Cherry Bekaert LLP

On September 10, 2015, our Audit Committee engaged Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the purposes of auditing the Company’s financial statements for the 2015 fiscal year. This selection resulted in the dismissal by the Audit Committee of Cherry Bekaert on September 10, 2015. The change in accountants did not result from any dissatisfaction with the quality of professional services rendered by Cherry Bekaert.

The audit reports of Cherry Bekaert on the consolidated financial statements of the Company as of and for the years ended December 31, 2014 and 2013 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two fiscal years ended December 31, 2014 and 2013 and from January 1, 2015 through September 10, 2015, (i) there were no disagreements with Cherry Bekaert on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures that, if not resolved to Cherry Bekaert’s satisfaction, would have caused Cherry Bekaert to make reference in connection to their opinion to the subject matter of the disagreement and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

As noted above, on September 10, 2015, our Audit Committee engaged Deloitte as our independent registered public accounting firm for the purposes of auditing our financial statements for the 2015 fiscal year. During the two fiscal years ended December 31, 2014 and 2013 and from January 1, 2015 through September 10, 2015, neither we nor (to our knowledge) anyone acting on behalf of us consulted with Deloitte regarding either (i) the application of accounting principles to a specified transaction (either completed or proposed), (ii) the type of audit opinion that might be rendered on our financial statements, or (iii) any matter that was either the subject matter of a “disagreement,” as described in Item 304(a)(1) of Regulation S-K, or a “reportable event.”

Prior to the closing of our transaction with A-III, A-III engaged Deloitte as a consultant to assist A-III with its due diligence investigation of our company regarding tax matters and to provide advice to our company in connection with our preparation and filing with the Internal Revenue Service of amended tax returns that we filed as a result of our loss of REIT status. These services are permissible under applicable SEC rules and do not impair Deloitte’s independence.

We are asking our shareholders to ratify the appointment of Deloitte as our independent registered public accounting firm for 2015. Although the ratification is not required by our bylaws or other governing documents, the Board is submitting the selection of Deloitte to our shareholders for ratification as a matter of good corporate practice. Even if the shareholders do ratify the appointment, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interest of us and our shareholders.

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The Board of Directors recommends a vote FOR the ratification of the appointment of Deloitte as our independent registered public accounting firm for 2015.

Fees Paid to Our Independent Registered Public Accounting Firm

The following is a summary of the fees billed to the Company by CohnReznick and Cherry Bekaert, the Company’s former independent registered public accounting firms for professional services rendered for the years ended December 31, 2014 and 2013.

	Year Ended December 31, 2014	Year Ended December 31, 2013
CohnReznick:
Audit Fees	$—	$125,500
Audit-Related Fees	10,000	—
Tax Fees	$18,000	$18,000
All Other Fees	10,000	2,000

Total	$38,000	$145,500

Cherry Bekaert:
Audit Fees	$326,500	—
Audit-Related Fees	$—	—
Tax Fees	$—	—
All Other Fees	—	5,000

Total	$326,500	$5,000

Audit Fees

“Audit Fees” consist of fees and expenses billed for professional services rendered for the audit of the financial statements, review of the interim consolidated financial statements, review of registration statements and the preparation of comfort letters and services that are normally provided by accountants in connection with statutory and regulatory filings or engagements. In 2014, the audit fees included $216,500 related to the previously announced restatements of our financial statements.

Audit-Related Fees

“Audit-Related Fees” consist of fees and expenses for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements that are not “Audit Fees.”

Tax Fees

“Tax Fees” consist of fees and related expenses billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance and tax planning and structuring and research and assistance with the 2013 and 2012 restatements. In 2014, tax fees included $150,000 for services rendered by Deloitte.

All Other Fees

“All Other Fees” consist of fees and expenses for products and services that are not “Audit Fees,” “Audit-Related Fees” or “Tax Fees.”

Pre-Approval Policy

All audit, tax and other services provided to us are reviewed and pre-approved by the Audit Committee. The Audit Committee as constituted prior to the closing of our transaction with A-III concluded that the provision of such services by CohnReznick and Cherry Bekaert was compatible with the maintenance of such firms’ independence in the conduct of their auditing functions. All of the fees paid to CohnReznick and Cherry Bekaert that are described above were approved by our Board as constituted prior to the closing of our transaction with A-III. The Audit Committee as constituted after the closing of the transaction with A-III determined that the consulting services regarding tax matters provided by Deloitte to A-III prior to the closing of our transaction with A-III and the tax services provided by Deloitte to our company were compatible with the maintenance of such firm’s independence in the conduct of its audit functions for the 2015 fiscal year.

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EXHIBITS TO OUR 2014 ANNUAL REPORT ON FORM 10-K

Included with these proxy materials is a copy of our 2014 Annual Report on Form 10-K, without exhibits, as filed with the SEC. We will furnish to each person whose proxy is solicited, upon our receipt of the written request of that person, a copy of the exhibits to our annual report for a charge of ten cents per page. Please direct your request to Gregory Simon, Secretary, c/o Avenue Capital Group, 399 Park Avenue, 6th Floor, New York, New York 10022.

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ACRE REALTY INVESTORS INC.

c/o Avenue Capital Group

399 Park Avenue

6th Floor

New York, New York 10022

Telephone: 212-878-3504

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Appendix A

Audit Committee Charter

ACRE REALTY INVESTORS INC.

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

(Adopted February 6, 2015)

The following shall constitute the Charter (the “Charter”) of the Audit Committee of the Board of Directors of Acre Realty Investors Inc. (the “Company”). This Charter supersedes and replaces in all respects the previous charter of the Audit Committee.

I.       Organization

The Board of Directors of the Company (the “Board”) has constituted a standing committee of the Board known as the Audit Committee (the “Committee”).

II.      Composition and Selection

The Committee shall be composed of three or more directors. Each member of the Committee shall meet the independence and experience requirements of the NYSE MKT exchange (“NYSE MKT”), Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “SEC”) as then in effect.

Each member of the Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment, in compliance with the rules of the NYSE MKT. At least one member of the Committee shall be an “audit committee financial expert” as such term is defined by the SEC, and have accounting or related financial management experience, as determined by the Board in its business judgment. If a Committee member simultaneously serves on the audit committee of more than three public companies, the Board must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Committee and disclose such determination in the Company’s annual proxy statement.

The members of the Committee shall be appointed by the Board annually on the recommendation of the Nominating and Corporate Governance Committee and may be removed by the Board. The members of the Committee shall serve for one year or until their successors are duly elected and qualified. Unless a Chairman is appointed by the full Board, the members of the Committee shall designate a Chairman by majority vote of the full Committee membership. All vacancies in the Committee shall be filled by the Board.

The duties and responsibilities of Committee members contained herein shall be in addition to those duties otherwise required for members of the Board.

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III.     Statement of Purpose

The primary purpose of the Committee is to assist the Board in discharging its oversight responsibility relating to: (i) the integrity of the Company’s financial statements and financial reporting process, the Company’s systems of internal accounting and financial controls and other financial information provided by the Company; (ii) the performance of the internal audit services function (if any); (iii) the annual independent audit of the Company’s financial statements, the engagement of the independent auditors and the evaluation of the independent auditors’ qualifications, independence and performance; (iv) the compliance by the Company with legal and regulatory requirements, including the Company’s disclosure controls and procedures; (v) the evaluation of risk assessment and risk management policies; and (vi) the fulfillment of the other responsibilities set out herein.

The Committee shall prepare the report of the Committee required by the rules of the SEC to be included in the Company’s annual proxy statement.

IV.    Committee Authority and Responsibilities

The Committee shall have the sole authority and responsibility to appoint, retain, compensate, evaluate and terminate the independent auditor (subject, if applicable, to shareholder ratification) and shall approve all audit, internal control and permissible non-audit engagements, including fees and terms, with the independent auditor. The independent auditor shall report directly to the Committee. The Committee shall consult with management but shall not delegate these responsibilities.

The Committee may form subcommittees and delegate authority to subcommittees when appropriate.

The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain and obtain advice and assistance from internal, external or independent legal, accounting, financial or other advisors. The Committee shall have the authority to retain and compensate such advisors without seeking further approval and shall receive appropriate funding, as determined by the Committee, from the Company (i) to compensate such advisors, (ii) for payment to the independent auditors including for the purpose of rendering or issuing an audit report and internal control attestation report and (iii) for ordinary administrative expenses necessary or appropriate in carrying out its duties. The Committee shall have the authority to conduct or authorize investigations into any matters within its scope of responsibilities and shall have the authority to retain outside advisors to assist the Committee in the conduct of any investigation.

To fulfill its responsibilities, the Committee shall:

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With respect to the independent auditors:

1.	be directly responsible for the appointment, compensation, retention (and termination) and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review, attest services or tax services for the Company, and such independent auditors must report directly to the Committee;
2.	have the sole authority to review in advance, and grant any appropriate pre-approvals of, (a) all auditing services to be provided by the independent auditors and (b) all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Exchange Act, and, in connection therewith, to approve all fees and other terms of engagement, all as required by applicable law or the NYSE MKT listing standards. The Committee shall approve guidelines for the retention of the independent auditors for any non-audit service and the fee for such service and shall determine policies and procedures for the approval of audit and non-audit services in advance. The Committee shall also review and approve disclosures required to be included in periodic reports filed under Section 13(a) of the Exchange Act with respect to audit, audit related and non-audit services, if and when the Company is required to file such periodic reports;
3.	review and evaluate on an annual basis (a) the performance of the independent auditors, including the lead audit partner and (b) the experience and qualifications of the senior members of the independent auditors’ team assigned to the Company and its subsidiaries. At least annually, obtain and review a report from the independent auditors describing (a) the independent auditors’ internal quality control procedures and (b) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors and any steps taken to deal with any such issues;
4.	request and ensure that the independent auditors submit to the Committee on an annual basis a written statement consistent with the Public Company Accounting Oversight Board’s applicable requirements delineating all relationships between the independent auditors and the Company, discuss with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and satisfy itself that the provision of services by the independent auditors not related to the audit of the Company’s annual financial statements and the review of the Company’s interim financial statements included in the Company’s quarterly reports to stockholders, or Quarterly Reports on Form 10-Q, for such year is compatible with maintaining the outside auditors’ independence;

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5.	confirm, on an annual basis, that each of the lead audit partner, the audit partner responsible for reviewing the audit and all other audit partners have been and will be rotated in accordance with the requirements of the Exchange Act and the rules promulgated thereunder. In addition, the Committee should consider, on an annual basis, whether there should be regular rotation of the independent auditors;
6.	review all reports required to be submitted by the independent auditors to the Committee under Section 10A of the Exchange Act; and
7.	review, based upon the recommendation of the independent auditors, the scope and plan of the work to be done by the independent auditors, including any special audit steps adopted in light of any material control deficiencies.

With respect to the annual financial statements:

8.	review and discuss with management, the Company’s internal auditor (if any) and the independent auditors, the Company’s annual audited financial statements, including specific disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” This review shall include a discussion of major issues regarding accounting principles and financial statement presentations, including a review of any analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative generally accepted accounting principles (“GAAP”) methods on the Company’s financial statements. The review shall also include a discussion of the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles and financial disclosure practices, as applied in its financial reporting, including, without limitation, a review of critical accounting policies, estimates, reserves and accruals, judgmental areas, audit adjustments, whether or not recorded, any significant changes in the Company’s selection or application of accounting principles, the effects of significant policies in controversial or emerging areas for which there is a lack of authoritative guidance, all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses and such other inquiries as may be appropriate. Based on this review, the Committee shall make its recommendation to the Board as to the inclusion of the Company’s audited financial statements in the Company’s annual reports to stockholders, or Annual Reports on Form 10-K, if and when applicable, for filing with the SEC;
9.	discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit and any other material written communications between the independent auditor and management, including but not limited to, the management representation letter and schedule of adjusted differences and a listing of adjustments and reclassifications not recorded, if any;

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10.	prepare the report required, if and when applicable, by the SEC to be included in the Company’s annual proxy statement and any other reports of the Committee that may be required by applicable securities laws or the NYSE MKT listing requirements or rules,;
11.	discuss with the independent auditors and internal auditor (if any) whether they are aware of any action by any officer or director, or any other person acting under the direction thereof, that may have violated Rule 13b2-2(b)(1) under the Exchange Act, which prohibits improper influence on the conduct of audits; and
12.	discuss with management and the independent auditors the Company’s annual financial statements whether, in the preparation or review of the audited financial statements, management or the independent auditor have any significant concerns regarding the Company’s qualification as a real estate investment trust, or REIT, under the applicable provisions of the federal tax laws.

With respect to quarterly financial statements:

13.	review and discuss with management, the internal auditor (if any) and the independent auditors the Company’s quarterly financial statements, including specific disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the independent auditors’ review of the quarterly financial statements (including a review of the matters included in paragraph 8 above), prior to submission to shareholders, any governmental body, the NYSE MKT or the public. The Chairman of the Committee or any subcommittee of the Committee may represent the entire Committee for the purpose of this review;
14.	discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of their review; and
15.	discuss with management and the independent auditors the Company’s quarterly financial statements whether, in the preparation or review of the quarterly financial statements, management or the independent auditor have any significant concerns regarding the Company’s ability to qualify as a REIT under the applicable provisions of the federal tax laws or its continued qualification sa a REIT after the Company elects REIT status.

Periodic reviews:

16.	periodically review separately with each of management, the independent auditors and the internal auditor (if any) (a) any significant disagreement between management and the independent auditors or the internal auditor (if any) in connection with the preparation of the financial statements, (b) any difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information and (c) management’s response to each;

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17.	periodically discuss with the independent auditors, without management being present, (a) their judgments about the quality and appropriateness of the Company’s accounting principles and financial disclosure practices as applied in its financial reporting and (b) the completeness and accuracy of the Company’s financial statements;
18.	consider and approve, if appropriate, significant changes to the Company’s accounting principles and financial disclosure practices as suggested by management. Review with the independent auditors, management and the internal auditor (if any), at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Committee, have been implemented; and
19.	review and discuss with management, the internal auditor (if any), the independent auditors and the Company’s in-house and independent counsel, as appropriate, any legal, accounting, regulatory or compliance matters that could have a significant impact on the Company’s financial statements, including the effect of any new or proposed regulatory or accounting initiatives, statements or rules, as well as off-balance sheet structures, on the Company’s financial statements and other public disclosures.

Discussions with management:

20.	review and discuss with management the Company’s earnings press releases or other written communications with stockholders regarding financial results, including the use, if any, of “pro forma” or “adjusted” non-GAAP financial measures (as defined in Regulation G), as well as any financial information and earnings guidance that may be provided to analysts and rating agencies, and the Company’s Current Reports on Form 8-K, if any, or reports of similar substance, that contain historical or pro forma financial statements. Such discussions may be done generally (i.e., discussion of the types of information to be disclosed and the types of presentations to be made). The Chairman of the Committee or any subcommittee of the Committee may represent the entire Committee for the purpose of this review.

With respect to the internal audit function (if any) and internal controls:

21.	review, based upon the recommendation of the internal auditor (if any), the scope and plan of the work to be done by the internal auditor and the responsibilities, budget and staffing needs of the internal auditor. In this connection, the Committee shall discuss with management, the internal auditor and the independent auditors, the Company’s major risk exposures (whether financial, operating or otherwise), the adequacy and effectiveness of the accounting and financial controls and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies and the guidelines and policies to govern the processes by which risk assessment and risk management are undertaken;

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22.	review and approve the appointment and replacement of the Company’s internal auditor (if any) and the fees to be paid to the internal auditor;
23.	review periodically the performance of the internal auditor (if any);
24.	in consultation with the independent auditors and the internal auditor (if any), review the adequacy of the Company’s internal control structure and procedures;
25.	establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters; and
26.	review (a) the internal control report prepared by management, including management’s assessment of the effectiveness of the Company’s internal control structure and procedures for financial reporting and (b) the independent auditors’ attestation, and report, on the assessment made by management. Management and the internal auditor (if any) shall report periodically to the Committee regarding any significant deficiencies and material weaknesses in the design or operation of the Company’s internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and any fraud (whether or not material) involving management or other employees having a significant role in internal control over financial reporting, as well as any change in internal control over financial reporting that occurred during the Company’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

Other:

27.	establish, review and approve a policy addressing the Company’s hiring of employees and former employees of the independent auditors;
28.	determine, and submit to the Company, the Committee’s funding needs for payment of (a) compensation to independent auditors, (b) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties and, (c) if applicable, compensation to any legal, accounting, financial or other advisors retained to assist the Committee;
29.	review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval;
30.	conduct an annual evaluation of the Committee’s own performance;

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31.	report regularly to the Board and review with the Board any issues that have arisen with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors or the performance of the internal audit function (if any); and
32.	perform any other activities consistent with this Charter, the Bylaws of the Company and applicable law, as the Committee deems appropriate or as requested by the Board.

V.      Meetings

The business of the Committee shall be conducted at its regular meetings, at special meetings or by unanimous written consent. The Committee shall meet at least quarterly, and it will meet more frequently as circumstances dictate. A majority of the members of the Committee shall constitute a quorum at any meeting. As a part of its job to foster open communication, the Committee shall periodically meet separately in executive session with the Company’s internal auditors (if any) and independent auditors to discuss any matters that the Committee or any of those persons believe should be discussed. The Chairman or a majority of the members of the Committee may call meetings of the Committee upon reasonable notice to all members of the Committee. While a shorter period of time may be reasonable under the circumstances, notice at least one business day in advance of a meeting shall be deemed reasonable for all purposes hereunder. The Committee shall keep a record of its actions and proceedings and make a report thereof from time to time to the Board.

In addition, the Committee (or the Chairman of the Committee) shall meet quarterly in person or by telephone with the Company’s management, internal auditors (if any) and independent auditors to review the Company’s financial statements.

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VI.     Limitation of Audit Committee’s Role

While the Committee has the responsibilities and powers set forth in this Charter, the Company’s management is responsible for preparing the Company’s financial statements in accordance with GAAP and the Company’s independent auditors are responsible for performing an independent audit of the Company’s annual historical financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Committee is responsible for overseeing the conduct of these activities and is not expected to audit the Company, to define the scope of the audit, to control the Company’s accounting practices or to define the standards to be used in the preparation of the Company’s financial statements. It is also not the duty of the Committee to conduct investigations or to assure compliance with laws and regulations or the Company’s Code of Business Conduct and Ethics. The Committee may rely, without independent verification, on the information provided to it and on the representations made by management that the financial statements have been prepared in conformity with GAAP and the corresponding reports of the independent auditors prepared in connection with their reviews and audits. Consequently, in carrying out its responsibilities, the Committee is not determining that the Company’s financial statements are complete and accurate and are in accordance with GAAP, nor is the Committee providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work.

VII.   Consistency with Articles of Incorporation and Bylaws

To the extent that any provision or section of this Charter may be inconsistent with any article, provision or section of the Articles of Incorporation or the Bylaws of the Company, the Articles of Incorporation or the Bylaws, as the case may be, shall fully control.

VIII.  Amendment

This Charter may be amended or altered at any meeting of the Board by the affirmative vote of a majority of the number of directors fixed by the Bylaws.

IX.    Certification

This Audit Committee Charter was duly approved and adopted by the Board on the 6th day of February, 2015.

/s/ Gregory I. Simon
Secretary

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